UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 19, 2009 Tier Technologies, Inc., or Tier, issued a press release announcing the voting results of the annual meeting of stockholders held at Tier’s headquarters in Reston, Virginia on March 11, 2009.  A copy of this press release is furnished as exhibit 99.1 to this report.

Stockholders approved the re-election of six board members: Ronald L. Rossetti, Charles W. Berger, John J. Delucca, Morgan P. Guenther, Philip G. Heasley and David A. Poe.  Stockholders also approved the election of three new members of the board of directors: Daniel J. Donoghue, Michael R. Murphy and Zachary F. Sadek.

Stockholders also voted to ratify the appointment of McGladrey & Pullen, LLC as Tier’s independent auditors for the current fiscal year and to approve two stockholder proposals.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

See the exhibit index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: March 24, 2009

Exhibit Index
Exhibit
No                 Description

99.1	Press release issued by Tier Technologies, Inc. on March 19, 2009.